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                                                                 Exhibit 10.15.2


                                LICENSE AGREEMENT
                                    AMENDMENT


         Pursuant to paragraph 17 of the License Agreement (the "Agreement") dated as of November 28, 1995 by and between Aetna Life and Casualty Company ("Licensor") and the Aetna Casualty and Surety Company and The Standard Fire Insurance Company (collectively, "Licensee"), Licensor and Licensee hereby agree as follows:

         1. to amend paragraph 24 of the Agreement by replacing the address for Licensee provided therein with the following address:

                  The Aetna Casualty and Surety Company
                  The Standard Fire Insurance Company
                  c/o Travelers/Aetna Property Casualty Corp.
                  One Tower Square
                  Hartford, Connecticut 06183
                  Attn:  Corporate Secretary
                  Fax:  (860) 954-6529

         2. to add a new paragraph 25 to this Agreement, which paragraph shall read in its entirety as follows:

                  25. Additional Survival. In addition to those provisions of this Agreement that explicitly survive the termination of this Agreement, the following paragraphs shall also survive the termination of this Agreement: 16, 17, 18, 20 and 24.

               In addition, Licensor hereby grants to Licensee and its subsidiaries and Licensee for itself and its subsidiaries also accepts a temporary, non-exclusive, non-transferable, royalty-free license to use the Licensed Names and Marks set forth in Schedule C attached hereto and made a part hereof, which Schedule sets forth those Licensed Names and Marks used by Licensor and it subsidiaries in connection with the Services within Canada and the United Kingdom. Licensor hereby agrees to use its best efforts to amend Schedule C to add any Licensed Names and Marks that were inadvertently left off as of the date hereof.


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             IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment this 2nd day of April, 1996.


                              AETNA LIFE AND CASUALTY COMPANY


                              By: /s/ Robert J. Price
                                  -----------------------------------------
                              Name: Robert J. Price
                              Title:  Vice President & Corporate Controller


                              THE AETNA CASUALTY AND
                              SURETY COMPANY


                              By: /s/ Robert E. Broatch
                                  -----------------------------------------
                              Name: Robert E. Broatch
                              Title:  Senior Vice President, Finance


                              THE STANDARD FIRE INSURANCE
                              COMPANY


                              By: /s/ Robert E. Broatch
                                  -----------------------------------------
                              Name: Robert E. Broatch
                              Title:  Senior Vice President, Finance


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                                   Schedule C


AMLP (Aetna Manufacturers Liability Program)
Aenterprise 2000
AE Bond
AE 2000









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